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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 10, 1998





                        IMC Home Equity Loan Trust 1998-3
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-48429-01            Being Applied For
-----------------------------         ------------           ------------------
(State or Other Jurisdiction)         (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


c/o The Chase Manhattan Bank, as Trustee
    450 West 33rd Street, 15th Floor
             New York, New York                                   10001
            -------------------                                 ----------
           (Address of Principal                                (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------

                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

Description of the Certificates and the Mortgage Loans

         IMC Securities, Inc. registered issuances of up to $5,000,000,000 principal amount of Home Equity Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No 333-48429) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1998-3 (the "Registrant" or the "Trust") issued $1,000,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1998-3 (the "Certificates"), on June 10, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1998, among IMC Securities, Inc. (the "Depositor"), IMC Mortgage Company, as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9IO (the "Class A Certificates") and Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgage or deeds of trust primarily on one-to four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as follows: Class A-1, 5.60465%; Class A-2, 6.27%; Class A-3, 6.16%; Class A-4, 6.23%; Class A-5, 6.36%; Class A-6, 6.40%; Class
A-7, 6.72%; Class A-8, 6.34%; and, Class A-9IO, 5.35%. The Class A Certificates have the initial aggregate principal amounts as follows: Class A-1, $75,000,000; Class A-2, $228,304,000; Class A-3, $198,193,000; Class A-4, $118,582,000; Class
A-5, $95,073,000; Class A-6, $100,867,000; Class A-7, $113,981,000; and, Class
A-8, $70,000,000.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated May 29, 1998 and the Prospectus Supplement dated May 29, 1998 filed pursuant to Rule 424(b)(5) of the Act on June 9, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Home Equity Loans, including loans acquired between the Cut-off Date (June 1, 1998) and the Closing Date, in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  1.1 Underwriting Agreement dated as of May 29, 1998, among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated, acting on its own behalf and as representative of Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Deutsche Morgan Grenfell Inc. and J.P. Morgan Securities Inc.

                  4.1 Pooling and Servicing Agreement dated as of June 1, 1998, among IMC Securities, Inc. as Depositor, IMC Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee.

                  99.1 Description of the Home Equity Loans as of the Closing Date (June 10, 1998).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMC HOME EQUITY LOAN TRUST 1998-3

                                    By: IMC SECURITIES, INC., as Depositor

                                    By: /s/ Thomas Middleton
                                        --------------------------------------
                                        Name:   Thomas Middleton
                                        Title:  President and Chief Operating
                                                  Officer

June 22, 1998


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                                  EXHIBIT INDEX


     Exhibit No.        Description                                                               Page No.


         1.1            Underwriting Agreement dated as of May 29, 1998, among IMC
                        Securities, Inc., IMC Mortgage Company and PaineWebber
                        Incorporated, acting on its own behalf and as representative of
                        Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated,
                        Deutsche Morgan Grenfell Inc. and J.P. Morgan Securities Inc.

         4.1            Pooling and Servicing Agreement dated as of June 1,
                        1998, among IMC Securities, Inc. as Depositor, IMC
                        Mortgage Company, as Seller and Servicer, and The Chase
                        Manhattan Bank, as Trustee.

         99.1           Description of the Home Equity Loans as of the Closing Date
                        (June 10, 1998).


